SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 22, 2010.

CHINA SLP FILTRATION TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53010	90-0475058
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Shishan Industrial Park
Nanhai District, Foshan City, Guangdong Province, PRC
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  011-86-757-86683197

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.    Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On November 22, 2010, the management and the Audit Committee (the “Audit Committee”) of China SLP Filtration Technology, Inc. (the “Company”), after consultation with its independent auditor, Child, Van Wagoner & Bradshaw, PLLC, determined that the following consolidated financial statements of the Company should not be relied upon:

•
the Company’s unaudited financial statement for the three and six month periods ended March 31, 2010 contained in the Company’s Quarterly Report on Form 10-Q, filed on May 24, 2010, as amended on May 26, 2010; and

•	the Company’s unaudited financial statement for the three and nine month periods ended June 30, 2010 contained in the Company’s Quarterly Report on Form 10-Q, filed on August 16, 2010.

The Company’s determination that the aforementioned financial statements should not be relied upon resulted from an evaluation of comments made by the Staff of the United States Securities and Exchange Commission (the “SEC”) in connection with its review of our registration statement on Form S-1 (File No. 333-168028), originally filed on July 8, 2010, as amended on September 7, 2010 and October 15, 2010.  During this review, it was identified that (i) the Company failed to record a liability in both its financial statements for the three and six months ended March 31, 2010 and its financial statements for the three and nine months ended June 30, 2010, of $75,000 owed to each of United Best and Primary Capital (totaling $150,000) for advisory services rendered in connection with the Company’s private placement of convertible notes which closed on February 12, 2010, and (ii) the Company failed to record in its financial statements for the three and nine months ended June 30, 2010, a grant of 30,000 shares of common stock in June 2010 to one of its  directors.  After consideration with its independent auditor, the Company’s management and Audit Committee determined that the Company should  restate its financial statement for the three and nine months ended June 30, 2010 and the three and six months ended March 31, 2010.   Accordingly, the Company is filing immediately following the filing of this Current Report on 8-K (i) an amendment on Form 10-Q/A for the period ended June 30, 2010 containing restated unaudited financial statements for the three and nine months ended June 30, 2010 and (ii) an amendment on Form 10-Q/A for the period ended March 31, 2010, containing restated unaudited financial statements for the three and six months ended March 31, 2010.

The principal effects of the restatements are as follows:

•
As of June 30, 2010, accrued liabilities increased by $150,000 and stockholders’ equity decreased by $150,000.  Of this decrease, $150,000 is due to the recording of the $150,000 liability to United Best and Primary Capital.

•	As of March 31, 2010, accrued liabilities increased by $150,000 and stockholders’ equity decreased by $150,000.

•
The Company restated its selling, general and administrative expenses to reflect the fee of $150,000, which resulted  in a reduction of income from operations, income before taxes, net income, and earnings per share for both the three months and six months ended March 31, 2010.

•
The Company restated its selling, general and administrative expenses to reflect the fee of $150,000 and stock-based compensation of $5,000, which resulted in a $5,000 and $155,000 reduction of income from operations, income before taxes, net income, and earnings per share for three and nine months ended June 30, 2010, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2010

CHINA SLP FILTRATION TECHNOLOGY, INC.

By:	/s/ Jie Li
Jie Li
Chief Executive Officer